VILLERE BALANCED FUND

September 26, 2001

To Our Fellow Shareholders:

We send our thoughts and prayers to those that have family and friends that were affected by the tragic events of September 11, 2001.

The Villere Balanced Fund finished its fiscal year August 31, 2001 with a cumulative return since inception (9/30/99) of 31.33% (15.25% on an annualized basis). Over the same period, our fund outperformed both the Dow Jones Industrial Average and the Russell 3000 which returned -0.87% and -6.67% respectively (-0.45% and -3.53% on an annualized basis). At the close of our fiscal year the asset allocation was 63%, 27%, and 10% invested in stocks, bonds, and cash, respectively.

The market has been extremely volatile lately, and we believe that a balanced fund is the appropriate vehicle for shareholders attempting to stabilize their investment from a risk/reward standpoint. The post-attack week saw the Dow Jones lose about 14%, marking the worst week for the market since Pearl Harbor. Following the week of September 11th the entire country was on hold. This pause in activity not only diminished consumer spending, as many were unable to travel and conduct business, but hurt corporate earnings as well. Despite the extreme economic uncertainty causing the panic selling, we feel that the S&P 500 has reached a very attractive level at 19x our 2002 estimate of $52.00. We believe that with the Federal Reserve's continued easing of interest rates, the relaxation of SEC rules regarding company stock buy backs, and increased levels of cash on the sidelines, the market is oversold and poised for a rebound.

The fixed income component of our fund, which has a 27% allocation, has acted extremely well due to the Federal Reserve's continued lowering of interest rates. The Federal Open Market Committee lowered the discount rate 50 basis points the Monday after the tragedy from 3.00% to 2.50%, and we expect more easing at their next meeting. It appears that interest rates will bottom somewhere in the first half of next year, and we are taking action now to decrease bond exposure, and increase exposure to equities.

We have had a positive return in many of our value-oriented equities with strong earnings due to their defensive nature. H&R Block and American Italian Pasta have been good performers as their earnings are quite visible. Block raised its dividend and split its stock 2 for 1. Additionally, Warren Buffett became the largest shareholder under-scoring our investment rationale. American Italian Pasta, a producer of dry pasta products, has also been a consistent performer for the fund, as money has flowed out of technology companies and into investments with predicable earnings growth. On the

                             VILLERE BALANCED FUND

downside we had an unfortunate experience with Vitech America, a computer company based in Brazil. Vitech's alliance with Gateway for the production and sale of computers soured when Gateway reneged on several agreements in spite of the fact that Vitech was licensed to use the Gateway trademark. Vitech was overwhelmed by these legal battles driving us to sell our shares for a considerable loss.

In the past fiscal year ending August 31, 2001 our fund was down 2.50% vs. down 9.86% for the Dow Jones, and down 24.51% for the Russell 3000. Despite the eroding market we stood by our fund's objectives in seeking long term capital growth. We increased our bond exposure through these weak periods to maximize our returns, and are currently increasing our equity exposure in order to take advantage of more reasonable valuations.

In conclusion, we believe that the market will reclaim lost territory, and that throughout history times of uncertainty have been the best occasion to commit more funds to equities. Warren Buffet, one of the most successful investors in recent history once said, "Be greedy when others are fearful, be fearful when others are greedy." We have properly diversified our fund to maintain our principles, but have positioned ourselves to take full advantage when money begins to flow back into equities. We continue to invest in companies with superior managements and strong earning power, whose potential is yet to be recognized by the investing public.

Thank you for your investment in the Villere Balanced Fund.


/s/ St. Denis J. Villere               /s/ George G. Villere

St. Denis J. Villere                   George G. Villere


/s/ George V. Young                    /s/ St. Denis J. Villere III

George V. Young                        St. Denis J. Villere III


Footnotes:
Past performance is not predictive of future results.
The Dow Jones Industrial Average is a price-weighted average based on the price movements of 30 blue-chip stocks.
The Russell 3000 measures the performance of the 3,000 largest U.S. companies, based on total market capitalization.

                             VILLERE BALANCED FUND
           Value of $10,000 vs S&P 500 + Lehman Corporate Bond Index

                                   VILLERE        S&P 500 + LEHMAN
                                BALANCED FUND   CORPORATE BOND INDEX
                                -------------   --------------------
              9/30/1999             10,000            10,000
             11/30/1999             12,080            10,566
              2/29/2000             12,439            10,474
              5/31/2000             12,700            10,775
              8/31/2000             13,470            11,439
               11/30/00             11,971            10,554
               02/28/01             13,418            10,371
               05/31/01             13,374            10,531
               08/31/01             13,134            10,031


                           Average Annual Total Return
                          Period Ended August 31, 2001*

                    1 Year............................(2.50%)
                    Inception (9/30/99) ..............15.25%

Past Performance is not predictive of future performance.

* The returns shown do not reflect deduction of taxes that a shareholders would pay on fund distributions or the redemption of fund shares.

The S&P 500 + Lehman Corp Bond Index is a blend of the S&P 500 Index (65%), and the Lehman Corporate Bond Index (35%). The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends. The Lehman Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible, investment-grade, domestic corporate debt.

                             VILLERE BALANCED FUND

SCHEDULE OF INVESTMENTS at August 31, 2001
--------------------------------------------------------------------------------
 Shares                                                                 Value
 ------                                                                 -----
COMMON STOCKS: 62.6%
Banks: 3.5%
  5,600  Wells Fargo & Co.                                           $  257,656
                                                                     ----------
Cable TV: 1.1%
  2,700  Adelphia Communications Corp.*                                  85,185
                                                                     ----------
Computers - Integrated Systems: 10.6%
 17,000  3D Systems Corp.*                                              255,000
  7,400  Jack Henry & Associates, Inc.                                  189,440
  8,000  Optimal Robotics Corp.*                                        348,800
 53,100  Vitech America, Inc.*                                            1,062
                                                                     ----------
                                                                        794,302
                                                                     ----------
Construction: 2.3%
  5,900  Insituform Technologies, Inc. - Class A*                       170,569
                                                                     ----------
Distribution - Wholesale: 3.6%
  7,100  SCP Pool Corp.*                                                269,232
                                                                     ----------
Diversified Financial Services: 3.2%
  8,300  Stilwell Financial, Inc.                                       237,380
                                                                     ----------
Electronic Measuring Instruments: 4.0%
 15,000  Garmin Ltd.*                                                   297,750
                                                                     ----------
Electronics: 2.7%
 14,900  Solectron Corp.*                                               202,640
                                                                     ----------
Finance - Commercial Services: 4.8%
  9,200  H&R Block, Inc.                                                357,972
                                                                     ----------
Food Processing: 5.3%
  5,000  American Italian Pasta Co. - Class A*                          229,500
  9,100  Riviana Foods Inc.                                             162,253
                                                                     ----------
                                                                        391,753
                                                                     ----------
Home Furnishings: 2.1%
  6,500  Leggett & Platt, Inc.                                          152,880
                                                                     ----------
Medical Products: 3.9%
 15,100  Luminiex Corp.*                                                292,185
                                                                     ----------
Oil - Field Machinery & Equipment: 3.7%
 23,100  Gulf Island Fabrication, Inc.*                                 277,200
                                                                     ----------
Oil Company - Exploration & Production: 2.8%
  5,500  Stone Energy Corp.*                                            209,000
                                                                     ----------
Restaurants: 2.8%
 11,800  O'Charleys, Inc. *                                             212,518
                                                                     ----------
Retail: 2.5%
  4,100  Home Depot, Inc.                                               188,395
                                                                     ----------
Telephone - Integrated: 0.5%
  2,900  WorldCom, Inc.*                                                 37,294
                                                                     ----------
Transportation - Rail: 3.2%
 18,200  Kansas City Southern Industries, Inc.*                         236,600
                                                                     ----------
TOTAL COMMON STOCKS
   (cost $4,538,285)                                                  4,670,511
                                                                     ----------

Principal
 Amount
 ------
BONDS: 25.7%
Aerospace/Defense: 1.1%
$75,000  Boeing Co., 6.875%, 11/01/2006                                  79,567
                                                                     ----------
Automotive: 2.8%
200,000  General Motors Corp., 7.200%, 01/15/2011                       208,387
                                                                     ----------
Banks: 2.7%
200,000  Bank of America Corp., 5.950%, 02/15/2006                      203,081
                                                                     ----------
Beverages: 2.3%
150,000  Anheuser-Busch Companies, Inc., 7.500%, 03/15/2012             169,505
                                                                     ----------
Cosmetics & Toiletries: 0.7%
 50,000  Colgate-Palmolive Co., 6.580%, 11/05/2002                       51,515
                                                                     ----------
Diversified Manufacturing Operations: 2.8%
200,000  PPG Industries, Inc. 6.750%, 08/15/2004                        207,973
                                                                     ----------

                             VILLERE BALANCED FUND

--------------------------------------------------------------------------------
Principal
 Amount                                                                 Value
 ------                                                                 -----
Finance - Auto Loans: 0.9%
$75,000  Ford Motor Credit Co., 5.800%, 01/12/2009                   $   71,672
                                                                     ----------
Finance - Investment Services: 2.8%
200,000  Goldman Sachs Group, Inc., 6.875%, 01/15/2011                  206,675
                                                                     ----------
Food: 1.0%
 75,000  Sara Lee Corp., Medium Term Notes, 6.000%, 01/15/2008           75,392
                                                                     ----------
Home Furnishings: 1.1%
 75,000  Leggett & Platt, Inc., 7.650%, 02/15/2005                       80,800
                                                                     ----------
Office Automation & Equipment: 0.7%
 50,000  Pitney Bowes, Inc., 5.950%, 02/01/2005                          51,347
                                                                     ----------
Oil Company - Exploration & Production: 0.7%
 50,000  Stone Energy Corp., 8.750%, 09/15/2007                          50,500
                                                                     ----------
Oil Company - Integrated: 0.7%
 50,000  Chevron Corp., 6.625%, 10/01/2004                               53,035
                                                                     ----------
Telephone - Integrated: 2.7%
200,000  GTE Corp., 6.360%, 04/15/2006                                  206,077
                                                                     ----------
Transportation - Marine: 0.9%
 66,000  International Shipholding Corp., 9.000%, 07/01/2003             64,680
                                                                     ----------
Transportation - Rail: 1.8%
125,000  CSX Transportation, Inc., 7.770%, 04/01/2010                   135,753
                                                                     ----------
TOTAL BONDS
   (cost $1,828,899)                                                  1,915,959
                                                                     ----------

U.S. GOVERNMENT OBLIGATION: 1.4%
$100,000 U. S. Treasury Notes, 5.25%, 05/15/2004
           (cost $101,406)                                              103,469
                                                                     ----------
SHORT-TERM INVESTMENT: 10.1%
Money Market Investment:
755,194  Firstar US Treasury Money Market Fund
           (cost $755,194)                                              755,194
                                                                     ----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $7,223,784+): 99.8%                                           7,445,133
Other Assets less Liabilities:  0.2%                                     17,256
                                                                     ----------

NET ASSETS:100.0%                                                    $7,462,389
                                                                     ==========

*    Non-income producing security.

+ At August 31, 2001, the basis of securities for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation of securities were as follows:

     Gross unrealized appreciation                                   $  787,179
     Gross unrealized depreciation                                     (565,830)
                                                                     ----------
     Net unrealized appreciation                                     $  221,349
                                                                     ==========

See accompanying Notes to Financial Statements.

                             VILLERE BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $7,223,784) ........    $ 7,445,133
  Receivables:
    Dividends and interest .....................................         36,564
    Fund shares sold ...........................................            200
    Due from adviser ...........................................          1,913
  Prepaid expenses .............................................          5,855
                                                                    -----------
       Total assets ............................................      7,489,665
                                                                    -----------
LIABILITIES
  Payables:
    Administration fees ........................................          2,877
    Accrued expenses ...........................................         24,399
                                                                    -----------
       Total liabilities .......................................         27,276
                                                                    -----------
NET ASSETS .....................................................    $ 7,462,389
                                                                    ===========

COMPONENTS OF NET ASSETS
  Paid-in capital ..............................................    $ 7,432,106
  Undistributed net investment income ..........................         44,176
  Accumulated net realized loss on investments .................       (235,242)
  Net unrealized appreciation on investments ...................        221,349
                                                                    -----------
       NET ASSETS ..............................................    $ 7,462,389
                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE ($7,462,389/622,203 shares outstanding; unlimited
  number of shares authorized without par value) ...............    $     11.99
                                                                    ===========

See accompanying Notes to Financial Statements.

                              VILLERE BALANCED FUND

STATEMENT OF OPERATIONS - at August 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Interest income .............................................     $ 133,523
    Dividend income .............................................        18,724
                                                                      ---------
       Total income .............................................       152,247
                                                                      ---------
  Expenses
    Advisory fees ...............................................        41,436
    Administration fees .........................................        30,000
    Fund accounting fees ........................................        19,122
    Audit fees ..................................................        13,002
    Transfer agent fees .........................................        11,901
    Legal fees ..................................................        10,317
    Registration fees ...........................................         6,957
    Trustees' fees ..............................................         6,001
    Reports to shareholders .....................................         6,000
    Custody fees ................................................         4,800
    Insurance ...................................................         2,124
    Other .......................................................         2,000
                                                                      ---------
       Total expenses ...........................................       153,660
       Less: fees waived and expenses absorbed ..................       (70,649)
                                                                      ---------
       Net expenses .............................................        83,011
                                                                      ---------
          Net investment income .................................        69,236
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments ..............................        (9,577)
  Net unrealized depreciation on investments ....................      (153,166)
                                                                      ---------
       Net realized and unrealized loss on investments ..........      (162,743)
                                                                      ---------
          Net decrease in net assets resulting
            from operations .....................................     $ (93,507)
                                                                      =========

See accompanying Notes to Financial Statements.

                             VILLERE BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               YEAR       SEPTEMBER 30, 1999*
                                                              ENDED             THROUGH
                                                         AUGUST 31, 2001    AUGUST 31, 2000
                                                         ---------------    ---------------
INCREASE / (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income ................................   $    69,236        $    34,092
  Net realized loss on investments .....................        (9,577)           (10,573)
  Net unrealized appreciation (depreciation)
    on investments .....................................      (153,166)           374,515
                                                           -----------        -----------
       Net increase (decrease) in net assets
         resulting from operations .....................       (93,507)           398,034
                                                           -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...........................       (53,491)            (5,629)
  From net realized gain ...............................      (161,447)           (53,677)
                                                           -----------        -----------
       Total distributions to shareholders .............      (214,938)           (59,306)
                                                           -----------        -----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net
    change in outstanding shares (a) ...................     3,510,239          3,821,867
                                                           -----------        -----------
       Total increase in net assets ....................     3,201,794          4,160,595
                                                           -----------        -----------
NET ASSETS
  Beginning of period ..................................     4,260,595            100,000
                                                           -----------        -----------
  End of period (Including undistributed
    net investment income of $44,176
    and $28,463) .......................................   $ 7,462,389        $ 4,260,595
                                                           ===========        ===========

(a)  Summary of capital share transactions is as follows:

                                  YEAR                  SEPTEMBER 30, 1999*
                                  ENDED                       THROUGH
                             AUGUST 31, 2001              AUGUST 31, 2000
                       --------------------------    --------------------------
                          SHARES         VALUE          SHARES        VALUE
                       -----------    -----------    -----------    -----------
Shares sold ........       326,569    $ 3,926,082        333,442    $ 3,977,247
Shares issued in
  reinvestment of
  distributions ....        18,647        212,580          5,130         59,041
Shares redeemed ....       (52,209)      (628,423)       (19,376)      (214,421)
                       -----------    -----------    -----------    -----------

Net increase .......       293,007    $ 3,510,239        319,196    $ 3,821,867
                       ===========    ===========    ===========    ===========

*    Commencement of operations.

See accompanying Notes to Financial Statements.

                             VILLERE BALANCED FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     YEAR       SEPTEMBER 30, 1999*
                                                                     ENDED            THROUGH
                                                                AUGUST 31, 2001   AUGUST 31, 2000
                                                                ---------------   ---------------
Net asset value, beginning of period .......................         $12.94          $10.00
                                                                     ------          ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ....................................           0.13            0.13
  Net realized and unrealized gain
    (loss) on investments ..................................          (0.48)           3.28
                                                                     ------          ------
Total from investment operations ...........................          (0.35)           3.41
                                                                     ------          ------
LESS DISTRIBUTIONS:
  From net investment income ...............................          (0.15)          (0.04)
  From net realized gain ...................................          (0.45)          (0.43)
                                                                     ------          ------
Total distributions ........................................          (0.60)          (0.47)
                                                                     ------          ------

Net asset value, end of period .............................         $11.99          $12.94
                                                                     ======          ======

Total return ...............................................          (2.50%)        34.70%#

Ratios/supplemental data:
Net assets, end of period (millions) .......................         $  7.5          $  4.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed .................           2.78%           4.95%+
  After fees waived and expenses absorbed ..................           1.50%           1.50%+
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed .................          (0.03%)         (1.99%)+
  After fees waived and expenses absorbed ..................           1.25%           1.46%+

Portfolio turnover rate ....................................          32.45%         18.35%#

*    Commencement of operations.
+    Annualized.
#    Not annualized.

See accompanying Notes to Financial Statements.

                             VILLERE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

     The Villere Balanced Fund (the "Fund") is a series of shares of beneficial interest of the Trust for Investment Managers (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified open-end management investment company. The Fund commenced operations on September 30, 1999. The investment objective of the Fund is to seek long-term capital growth, consistent with preservation of capital and balanced by current income. The Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITIES VALUATION. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60 day period that amortized cost does not represent fair value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund had net realized capital losses of $235,242

                             VILLERE BALANCED FUND

--------------------------------------------------------------------------------

          during the period November 1, 2000 through August 31, 2001, which are treated for federal income tax purposes as arising during the Fund's tax year ending August 31, 2002. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

     C. SECURITIES TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Securities transactions are accounted for on the trade date. The cost of securities sold is determined using the specific identification method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Purchased discounts and premiums on securities held are accreted or amortized to interest income over the life of each security using a method which approximates the effective interest method.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     St. Denis J. Villere & Co. (the "Adviser") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser receives a monthly fee at the annual rate of 0.75% of the Fund's average daily net assets. For the year ended August 31, 2001, the Fund incurred $41,436 in advisory fees.

     The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to limit the Fund's expenses by reducing all or a portion of its fees and reimbursing the Fund's expenses so that its ratio of expenses to average net assets will not exceed 1.50%. In the case of the Fund's initial period of operations any fee waived or voluntarily reduced and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, anytime before the end of the fifth fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses

                             VILLERE BALANCED FUND

--------------------------------------------------------------------------------

for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended August 31, 2001, the Adviser waived $41,436 in fees and absorbed expenses of $29,213.

      At August 31, 2001, the cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Fund that may be reimbursed was $151,007. The Adviser may recapture a portion of the above amount no later than the dates as stated below:

                                                AUGUST 31
                                         ----------------------
                                          2003            2004
                                          ----            ----
       Villere Balanced Fund             $80,358        $70,649

     The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     Investment Company Administration, LLC, (the "Administrator") acts as administrator for the Fund. The Administrator is a division of Firstar Mutual Fund Services, LLC ("FMFS"), an affiliate of US Bancorp. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

      Under $15 million              $30,000
      $15 to $50 million             0.20% of average daily net assets
      $50 to $100 million            0.15% of average daily net assets
      $100 to $150 million           0.10% of average daily net assets
      Over $150 million              0.05% of average daily net assets

     For the year ended August 31, 2001, the Fund incurred $30,000 in administration fees.

     ICA Fund Services Corporation provides fund accounting and transfer agency services for the Fund. ICA Fund Services Corporation is an affiliate of the Administrator.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

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
                             VILLERE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------

     The Trust pays each Trustee who is not an "interested person" an annual fee of $7,500 and reimburses them for expenses incurred to attend the meetings. Trustee fees is allocated among all of the Funds in the Trust. Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from the sales of securities, excluding U.S. Government obligations and short-term investments, for the year ended
August 31, 2001, were $4,513,284 and $1,497,239, respectively. The cost of purchases and the proceeds from the sales of U.S. Government obligations, excluding short-term obligations, were $101,406 and $162,469, respectively.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders of
  Villere Balanced Fund
The Board of Trustees of
  Trust For Investment Managers

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Villere Balanced Fund, a series of shares of Trust For Investment Managers, as of August 31, 2001, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Villere Balanced Fund as of August 31, 2001, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                        TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
October 3, 2001

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